000043330D|ODFL|C01|CUS|C0000006017|CAPIN|0022|00001306||||

NUMBER

OD 4333

SHARES

1

Old Dominion Freight Line, Inc.

THOMASVILLE, NORTH CAROLINA

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

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C/O COMPUTERSHARE INC
150 ROYALL ST
STE 101
CANTON MA 02021

CUSIP 679580 10 0

*************1*****
**************1****
***************1***
****************1**
*****************1*

is the owner of **ONE**

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF OLD DOMINION FREIGHT LINE, INC. OF THE PAR VALUE OF TEN CENTS ($0.10) EACH,

transferable on the books of the Corporation in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed.

THIS CERTIFICATE and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation, and all amendments thereto, and its Bylaws, and all amendments thereto.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated 08-NOV-2022

SECRETARY

OLD DOMINION FREIGHT LINE, INC. SEAL

EXECUTIVE CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

OLD DOMINION FREIGHT LINE, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UGMA/UTMA — ____________ (Cust) as Custodian for ____________ (Minor) under the ____________ (State) Uniform Gifts/Transfers to Minors Act

Additional abbreviations may also be used though not in the above list.

For value received, ____________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____________ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ____________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.